Exhibit 99.1

FOR IMMEDIATE RELEASE

April 29, 2021

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP. REPORTS FISCAL 2021 THIRD QUARTER RESULTS

Fairfield, N.J., April 29, 2021 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended March 31, 2021 of $16.4 million, or $0.20 per diluted share, compared to $16.9 million, or $0.20 per diluted share, for the quarter ended December 31, 2020.

Craig L. Montanaro, President and Chief Executive Officer, commented, “This quarter’s performance was highlighted by double-digit margin expansion largely resulting from a 22 basis point decrease in the cost of our interest-bearing liabilities. The success we have had in shifting our funding mix, controlling operating expenses and building valuable long-term lending and deposit relationships serves us well today and into the future.”

With regard to the current credit environment, Mr. Montanaro further noted, “Despite an increase of $4.2 million in reserves on individually evaluated loans, largely attributable to two non-performing commercial real estate loans, asset quality remains solid. Our fortress-like balance sheet, comprised of significant levels of excess capital and a robust allowance for credit losses, positions us to withstand the ongoing economic impact of the pandemic while allowing us to take advantage of strategic capital deployment opportunities as they may arise.”

Balance Sheet

•	Deposits increased by $61.8 million to $5.37 billion at March 31, 2021 from $5.31 billion at December 31, 2020, reflecting growth of $227.8 million, or 6.8%, in core non-maturity deposits.
•

Loans receivable decreased by $30.4 million to $4.80 billion at March 31, 2021 from $4.83 billion at December 31, 2020.  Included in the net decrease for the period was a reduction of $18.3 million in Paycheck Protection Program (“PPP”) loan balances.

•

Investment securities increased to $1.81 billion, or 24.5% of total assets, at March 31, 2021 from $1.73 billion at December 31, 2020, while borrowings remained relatively flat, increasing to $865.8 million, or 11.8% of total assets, from $865.7 million, or 11.8% of total assets, for those same comparative periods.

Earnings

Net Interest Income and Net Interest Margin

•

Net interest income increased by $3.1 million to $47.6 million for the quarter ended March 31, 2021 from $44.6 million for the quarter ended December 31, 2020. This increase was the result of a $3.2 million reduction in interest expense that was partially offset by an $80,000 decline in interest income. Included in net interest income was purchase accounting accretion of $4.8 million and $3.7 million, for the quarters ended March 31, 2021 and December 31, 2020, respectively.

•

Net interest margin increased by 19 basis points to 2.83% for the quarter ended March 31, 2021 from 2.64% for the quarter ended December 31, 2020. For those same comparative periods, yield on interest-earning assets increased by one basis point to 3.46% while the cost of interest-bearing liabilities decreased by 22 basis points to 0.75%.

Non-Interest Income

•

Fees and service charges totaled $1.3 million for the quarter ended March 31, 2021 compared to $1.9 million for the quarter ended December 31, 2020. This decrease was largely attributable to a decrease of $488,000 in loan pre-payment penalty income to $871,000 for the quarter ended March 31, 2021.

•

Gain on sale of loans totaled $943,000 for the quarter ended March 31, 2021 compared to $2.4 million for the quarter ended December 31, 2020. This decrease was largely attributable to the strategic decision to retain a greater percentage of originated loans within the portfolio, compared to the prior quarter.

•

Gain on sale and call of securities was $18,000 for the quarter ended March 31, 2021 compared to $813,000 for the quarter ended December 31, 2020. This decrease was largely attributable to a gain recorded in the prior comparative period in connection with a previously disclosed wholesale restructuring transaction.

•

Included in other non-interest income was a non-recurring gain of $837,000 attributable to the sale of two properties which previously served as Kearny Bank retail branch locations and were sold in connection with branch consolidation activities.

Non-Interest Expense

•

Non-interest expense decreased by $694,000 to $29.8 million for the quarter ended March 31, 2021 compared to $30.5 million for the quarter ended December 31, 2020. The decrease was largely attributable to $796,000 in debt extinguishment expense recognized in the prior comparative period with no such expense recognized in the current period.

•	Included in other non-interest expense for the quarter ended March 31, 2021 was an asset impairment charge of $375,000 related to the consolidation and closure of one additional branch location.
•

The efficiency and non-interest expense ratios were 56.15% and 1.62%, respectively, for the quarter ended March 31, 2021 as compared to 59.01% and 1.65%, respectively, for the quarter ended December 31, 2020.

Income Taxes

•

Income tax expense totaled $5.7 million for the quarter ended March 31, 2021 compared to $5.6 million for the quarter ended December 31, 2020, resulting in effective tax rates of 25.9% and 24.9%, respectively.

Performance Highlights

•	Return on average assets was 0.89% for the quarter ended March 31, 2021 as compared to 0.92% for the quarter ended December 31, 2020.
•

Return on average equity was 6.07% for the quarters ended March 31, 2021 and December 31, 2020. Return on average tangible equity was 7.57% for the quarter ended March 31, 2021 as compared to 7.52% for the quarter ended December 31, 2020.

Asset Quality

•	The balance of non-performing assets remained relatively stable at $71.6 million, or 0.97% of total assets, at March 31, 2021 compared $71.7 million, or 0.98% of total assets, at December 31, 2020.
•

Based on Section 4013 of the CARES Act, the Consolidated Appropriations Act, 2021 and related guidance promulgated by federal banking regulators, qualifying loan modifications, including short-term payment deferrals, are not considered to be troubled debt restructurings. As of March 31, 2021, the Company had active payment deferrals on 32 loans totaling $52.9 million, representing 1.10% of total loans.

•

Net charge offs totaled $750,000 for the quarter ended March 31, 2021 compared to $109,000 for the quarter ended December 31, 2020, reflecting annualized net charge off rates of 0.06% and 0.01% for the those same comparative periods. Net charge offs for the quarter were largely attributable to one Small Business Administration 7a loan totaling $675,000.

•

Provision for credit losses totaled $1.1 million for the quarter ended March 31, 2021 compared to a provision for credit losses reversal of $1.4 million for the quarter ended December 31, 2020. The comparatively higher level of provision primarily reflected an increase in reserves on individually evaluated loans of $4.2 million, partially offset by a release of reserves within the one- to four-family residential segments, reflecting the improving credit risk outlook for that asset class.

•

The increase in reserves on individually evaluated loans, noted above, was largely attributable to two non-performing commercial real estate loans, with principal balances totaling $9.8 million, secured by properties located in New York City.

•

The Allowance for Credit Losses (“ACL”) increased to $63.8 million at March 31, 2021 from $63.4 million at December 31, 2020, with such balances reflecting an ACL to total loans ratio of 1.32% and 1.30%, respectively, as of those dates.

Liquidity & Capital

•

At March 31, 2021, liquid assets included $109.0 million of short-term cash and equivalents supplemented by $1.78 billion of investment securities classified as available for sale. The Company had the capacity to borrow additional funds totaling $615.0 million via unsecured lines of credit and $1.81 billion and $257.0 million, without pledging additional collateral, from the FHLB of New York and Federal Reserve Bank, respectively.

•	During the quarter ended March 31, 2021, the Company repurchased 3,026,564 shares of common stock at a cost of $34.9 million, or $11.52 per share.
•	For the quarter ended March 31, 2021, book value per share increased by $0.12 to $12.98 while tangible book value per share increased by $0.03 to $10.36.
•

At March 31, 2021, the Company’s ratio of tangible equity to tangible assets equaled 11.89%.  At March 31, 2021, the regulatory capital ratios, of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

In addition, the COVID-19 pandemic is having an adverse impact on the Company, its customers and the communities it serves. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened or remain open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or remain open, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for credit losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; due to a decline in our stock price or other factors, goodwill may become impaired and be required to be written down; and our cyber security risks are increased as the result of an increase in the number of employees working remotely.

Category: Earnings

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	March 31,	December 31,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2020	or Change	Pct.
Assets
Cash and cash equivalents	$108,991	$129,694	$(20,703)	-16.0%
Securities available for sale	1,778,970	1,695,893	83,077	4.9%
Securities held to maturity	27,168	29,549	(2,381)	-8.1%
Loans held-for-sale	5,172	12,601	(7,429)	-59.0%
Loans receivable	4,798,239	4,828,634	(30,395)	-0.6%
Less allowance for credit losses on loans	(63,762)	(63,386)	(376)	0.6%
Net loans receivable	4,734,477	4,765,248	(30,771)	-0.6%
Premises and equipment	60,360	61,181	(821)	-1.3%
Federal Home Loan Bank stock	45,578	45,578	-	0.0%
Accrued interest receivable	20,562	19,826	736	3.7%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	3,888	4,151	(263)	-6.3%
Bank owned life insurance	281,765	280,235	1,530	0.5%
Deferred income taxes, net	32,230	30,846	1,384	4.5%
Other real estate owned	178	178	-	0.0%
Other assets	47,760	49,278	(1,518)	-3.1%
Total assets	$7,357,994	$7,335,153	$22,841	0.3%

Liabilities
Deposits	$5,374,452	$5,312,613	$61,839	1.2%
Borrowings	865,763	865,651	112	0.0%
Advance payments by borrowers for taxes	15,300	16,100	(800)	-5.0%
Other liabilities	38,667	48,448	(9,781)	-20.2%
Total liabilities	6,294,182	6,242,812	51,370	0.8%

Stockholders' Equity
Common stock	820	849	(29)	-3.4%
Paid-in capital	691,280	724,389	(33,109)	-4.6%
Retained earnings	397,594	388,376	9,218	2.4%
Unearned ESOP shares	(27,239)	(27,726)	487	-1.8%
Accumulated other comprehensive income	1,357	6,453	(5,096)	-79.0%
Total stockholders' equity	1,063,812	1,092,341	(28,529)	-2.6%
Total liabilities and stockholders' equity	$7,357,994	$7,335,153	$22,841	0.3%

Consolidated capital ratios
Equity to assets	14.46%	14.89%	-0.43%
Tangible equity to tangible assets (1)	11.89%	12.32%	-0.44%

Share data
Outstanding shares	81,943	84,938	(2,995)	-3.5%
Book value per share	$12.98	$12.86	$0.12	0.9%
Tangible book value per share (2)	$10.36	$10.33	$0.03	0.3%

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	March 31,	December 31,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2020	or Change	Pct.
Interest income
Loans	$49,307	$49,466	$(159)	-0.3%
Taxable investment securities	7,891	7,707	184	2.4%
Tax-exempt investment securities	410	433	(23)	-5.3%
Other interest-earning assets	705	787	(82)	-10.4%
Total Interest Income	58,313	58,393	(80)	-0.1%

Interest expense
Deposits	6,670	8,647	(1,977)	-22.9%
Borrowings	4,012	5,193	(1,181)	-22.7%
Total interest expense	10,682	13,840	(3,158)	-22.8%
Net interest income	47,631	44,553	3,078	6.9%
Provision for (reversal of) credit losses	1,126	(1,365)	2,491	182.5%
Net interest income after provision for (reversal of) credit losses	46,505	45,918	587	1.3%

Non-interest income
Fees and service charges	1,325	1,896	(571)	-30.1%
Gain on sale and call of securities	18	813	(795)	-97.8%
Gain on sale of loans	943	2,378	(1,435)	-60.3%
Income from bank owned life insurance	1,530	1,596	(66)	-4.1%
Electronic banking fees and charges	456	404	52	12.9%
Other income	1,194	67	1,127	1682.1%
Total non-interest income	5,466	7,154	(1,688)	-23.6%

Non-interest expense
Salaries and employee benefits	16,965	17,081	(116)	-0.7%
Net occupancy expense of premises	3,433	3,120	313	10.0%
Equipment and systems	3,823	3,902	(79)	-2.0%
Advertising and marketing	567	513	54	10.5%
Federal deposit insurance premium	488	490	(2)	-0.4%
Directors' compensation	748	748	-	0.0%
Debt extinguishment expenses	-	796	(796)	-100.0%
Other expense	3,792	3,860	(68)	-1.8%
Total non-interest expense	29,816	30,510	(694)	-2.3%
Income before income taxes	22,155	22,562	(407)	-1.8%
Income taxes	5,732	5,614	118	2.1%
Net income	$16,423	$16,948	$(525)	-3.1%

Net income per common share (EPS)
Basic	$0.20	$0.20	$0.00
Diluted	$0.20	$0.20	$0.00

Dividends declared
Cash dividends declared per common share	$0.09	$0.08	$0.01
Cash dividends declared	$7,205	$6,706	$499
Dividend payout ratio	43.9%	39.6%	4.3%

Weighted average number of common shares outstanding
Basic	80,673	85,120	(4,447)
Diluted	80,690	85,123	(4,433)

	For the three months ended			Variance
Average Balance Sheet Data	March 31,	December 31,	Variance	or Change
(Dollars in Thousands, Unaudited)	2021	2020	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,816,592	$4,871,268	$(54,676)	-1.1%
Taxable investment securities	1,674,223	1,544,095	130,128	8.4%
Tax-exempt investment securities	73,573	79,044	(5,471)	-6.9%
Other interest-earning assets	169,291	266,114	(96,823)	-36.4%
Total interest-earning assets	6,733,679	6,760,521	(26,842)	-0.4%
Non-interest-earning assets	617,440	632,084	(14,644)	-2.3%
Total assets	$7,351,119	$7,392,605	$(41,486)	-0.6%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,831,617	$1,683,222	$148,395	8.8%
Savings	1,084,981	1,058,675	26,306	2.5%
Certificates of deposit	1,904,234	1,899,406	4,828	0.3%
Total interest-bearing deposits	4,820,832	4,641,303	179,529	3.9%
Borrowings:
Federal Home Loan Bank advances	865,690	1,057,958	(192,268)	-18.2%
Total interest-bearing liabilities	5,686,522	5,699,261	(12,739)	-0.2%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	525,018	502,479	22,539	4.5%
Other non-interest-bearing liabilities	57,018	73,683	(16,665)	-22.6%
Total non-interest-bearing liabilities	582,036	576,162	5,874	1.0%
Total liabilities	6,268,558	6,275,423	(6,865)	-0.1%
Stockholders' equity	1,082,561	1,117,182	(34,621)	-3.1%
Total liabilities and stockholders' equity	$7,351,119	$7,392,605	$(41,486)	-0.6%

Average interest-earning assets to average interest-bearing liabilities	118.41%	118.62%	-0.21%	-0.2%

	For the three months ended
	March 31,	December 31,	Variance
Performance Ratio Highlights	2021	2020	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.09%	4.06%	0.03%
Taxable investment securities	1.89%	2.00%	-0.11%
Tax-exempt investment securities (1)	2.23%	2.19%	0.04%
Other interest-earning assets	1.67%	1.18%	0.49%
Total interest-earning assets	3.46%	3.45%	0.01%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.34%	0.47%	-0.13%
Savings	0.21%	0.33%	-0.12%
Certificates of deposit	0.96%	1.22%	-0.26%
Total interest-bearing deposits	0.55%	0.75%	-0.20%
Borrowings:
Federal Home Loan Bank advances	1.85%	1.96%	-0.11%
Total interest-bearing liabilities	0.75%	0.97%	-0.22%

Interest rate spread (2)	2.71%	2.48%	0.23%
Net interest margin (3)	2.83%	2.64%	0.19%

Non-interest income to average assets (annualized)	0.30%	0.39%	-0.09%
Non-interest expense to average assets (annualized)	1.62%	1.65%	-0.03%

Efficiency ratio (4)	56.15%	59.01%	-2.86%

Return on average assets (annualized)	0.89%	0.92%	-0.03%
Return on average equity (annualized)	6.07%	6.07%	0.00%
Return on average tangible equity (annualized) (5)	7.57%	7.52%	0.05%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
Except Per Share Data, Unaudited)	2021	2020	2020	2020	2020
Assets
Cash and cash equivalents	$108,991	$129,694	$145,818	$180,967	$59,452
Securities available for sale	1,778,970	1,695,893	1,508,542	1,385,703	1,476,344
Securities held to maturity	27,168	29,549	31,576	32,556	34,618
Loans held-for-sale	5,172	12,601	20,170	20,789	11,245
Loans receivable	4,798,239	4,828,634	4,954,750	4,498,397	4,562,512
Less allowance for credit losses on loans	(63,762)	(63,386)	(64,860)	(37,327)	(37,191)
Net loans receivable	4,734,477	4,765,248	4,889,890	4,461,070	4,525,321
Premises and equipment	60,360	61,181	61,808	57,389	58,985
Federal Home Loan Bank stock	45,578	45,578	55,118	58,654	59,324
Accrued interest receivable	20,562	19,826	20,368	17,373	19,036
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	3,888	4,151	4,420	3,995	4,242
Bank owned life insurance	281,765	280,235	278,639	262,380	260,843
Deferred income taxes, net	32,230	30,846	33,319	25,480	27,150
Other real estate owned	178	178	178	178	178
Other assets	47,760	49,278	49,468	40,746	26,200
Total assets	$7,357,994	$7,335,153	$7,310,209	$6,758,175	$6,773,833

Liabilities
Deposits	$5,374,452	$5,312,613	$5,039,912	$4,430,282	$4,253,254
Borrowings	865,763	865,651	1,077,540	1,173,165	1,384,025
Advance payments by borrowers for taxes	15,300	16,100	17,008	16,569	16,492
Other liabilities	38,667	48,448	51,689	53,982	50,390
Total liabilities	6,294,182	6,242,812	6,186,149	5,673,998	5,704,161

Stockholders' Equity
Common stock	820	849	895	837	837
Paid-in capital	691,280	724,389	769,269	722,871	721,474
Retained earnings	397,594	388,376	378,134	387,911	380,671
Unearned ESOP shares	(27,239)	(27,726)	(28,212)	(28,699)	(29,185)
Accumulated other comprehensive income (loss)	1,357	6,453	3,974	1,257	(4,125)
Total stockholders' equity	1,063,812	1,092,341	1,124,060	1,084,177	1,069,672
Total liabilities and stockholders' equity	$7,357,994	$7,335,153	$7,310,209	$6,758,175	$6,773,833

Consolidated capital ratios
Equity to assets	14.46%	14.89%	15.38%	16.04%	15.79%
Tangible equity to tangible assets (1)	11.89%	12.32%	12.81%	13.29%	13.03%

Share data
Outstanding shares	81,943	84,938	89,510	83,663	83,664
Book value per share	$12.98	$12.86	$12.56	$12.96	$12.79
Tangible book value per share (2)	$10.36	$10.33	$10.15	$10.39	$10.21

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands, Unaudited)	2021	2020	2020	2020	2020
Cash and cash equivalents
Cash and due from depository institutions	$20,502	$23,968	$18,628	$20,391	$20,200
Interest-bearing deposits in other banks	88,489	105,726	127,190	160,576	39,252
Total cash and cash equivalents	$108,991	$129,694	$145,818	$180,967	$59,452

Securities available for sale
Debt securities:
Municipal and state obligations	$43,060	$47,763	$50,877	$54,054	$58,151
Asset-backed securities	250,741	255,407	258,801	172,447	169,102
Collateralized loan obligations	169,776	196,685	196,398	193,788	189,565
Corporate bonds	173,462	167,168	122,276	143,639	163,715
Trust preferred securities	2,881	2,866	2,773	2,627	2,852
Debt securities	639,920	669,889	631,125	566,555	583,385

Mortgage-backed securities:
Collateralized mortgage obligations	16,800	20,510	25,770	30,903	34,671
Residential pass-through securities	806,655	705,991	625,715	561,954	607,113
Commercial pass-through securities	315,595	299,503	225,932	226,291	251,175
Mortgage-backed securities	1,139,050	1,026,004	877,417	819,148	892,959
Total securities available for sale	$1,778,970	$1,695,893	$1,508,542	$1,385,703	$1,476,344

Securities held to maturity
Debt securities:
Municipal and state obligations	$27,168	$29,549	$31,576	$32,556	$34,618
Total securities held to maturity	$27,168	$29,549	$31,576	$32,556	$34,618

Total securities	$1,806,138	$1,725,442	$1,540,118	$1,418,259	$1,510,962

	At
Supplemental Balance Sheet Highlights	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands, Unaudited)	2021	2020	2020	2020	2020
Loan portfolio composition:
Commercial loans:
Multi-family	$2,055,396	$2,076,483	$2,110,300	$2,059,568	$1,879,907
Nonresidential	1,110,765	1,123,695	1,124,330	960,853	1,202,652
Commercial business	183,181	202,010	255,888	138,788	73,922
Construction	95,533	90,398	79,178	20,961	17,880
Total commercial loans	3,444,875	3,492,586	3,569,696	3,180,170	3,174,361
One- to four-family residential mortgage loans	1,323,485	1,305,351	1,353,197	1,273,022	1,338,099
Consumer loans:
Home equity loans and lines of credit	59,721	65,298	71,540	82,920	87,909
Other consumer loans	3,445	4,123	4,136	3,991	4,604
Total consumer loans	63,166	69,421	75,676	86,911	92,513
Total loans, excluding yield adjustments	4,831,526	4,867,358	4,998,569	4,540,103	4,604,973
Unaccreted yield adjustments	(33,287)	(38,724)	(43,819)	(41,706)	(42,461)
Loans receivable, net of yield adjustments	4,798,239	4,828,634	4,954,750	4,498,397	4,562,512
Less allowance for credit losses on loans	(63,762)	(63,386)	(64,860)	(37,327)	(37,191)
Net loans receivable	$4,734,477	$4,765,248	$4,889,890	$4,461,070	$4,525,321

Loan portfolio allocation:
Commercial loans:
Multi-family	42.5%	42.7%	42.2%	45.3%	40.8%
Nonresidential	23.0%	23.1%	22.5%	21.2%	26.1%
Commercial business	3.8%	4.2%	5.1%	3.1%	1.6%
Construction	2.0%	1.8%	1.6%	0.4%	0.4%
Total commercial loans	71.3%	71.8%	71.4%	70.0%	68.9%
One- to four-family residential mortgage loans	27.4%	26.8%	27.1%	28.1%	29.1%
Consumer loans:
Home equity loans and lines of credit	1.2%	1.3%	1.4%	1.8%	1.9%
Other consumer loans	0.1%	0.1%	0.1%	0.1%	0.1%
Total consumer loans	1.3%	1.4%	1.5%	1.9%	2.0%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$2	$-	$238	$5	$12
Nonaccrual loans	71,416	71,472	44,837	36,691	35,384
Total nonperforming loans	71,418	71,472	45,075	36,696	35,396
Other real estate owned	178	178	178	178	178
Total nonperforming assets	$71,596	$71,650	$45,253	$36,874	$35,574

Nonperforming loans (% total loans)	1.49%	1.48%	0.91%	0.82%	0.78%
Nonperforming assets (% total assets)	0.97%	0.98%	0.62%	0.55%	0.53%

Allowance for credit losses on loans (ACL):
ACL to total loans	1.32%	1.30%	1.30%	0.82%	0.81%
ACL to nonperforming loans	89.28%	88.69%	143.89%	101.72%	105.07%
Net charge offs	$750	$109	$67	$38	$16
Average net charge off rate (annualized)	0.06%	0.01%	0.01%	0.00%	0.00%

	At
Supplemental Balance Sheet Highlights	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands, Unaudited)	2021	2020	2020	2020	2020
Funding by type:
Deposits:
Non-interest-bearing deposits	$545,746	$518,828	$487,710	$419,138	$321,824
Interest-bearing demand	1,923,184	1,752,699	1,561,135	1,264,151	1,134,420
Savings	1,105,481	1,075,122	1,025,245	906,597	848,950
Certificates of deposit	1,800,041	1,965,964	1,965,822	1,840,396	1,948,060
Interest-bearing deposits	4,828,706	4,793,785	4,552,202	4,011,144	3,931,430
Total deposits	5,374,452	5,312,613	5,039,912	4,430,282	4,253,254

Borrowings:
Federal Home Loan Bank advances	865,763	865,651	1,077,540	1,167,429	1,177,319
Overnight borrowings	-	-	-	-	200,000
Depositor sweep accounts	-	-	-	5,736	6,706
Total borrowings	865,763	865,651	1,077,540	1,173,165	1,384,025

Total funding	$6,240,215	$6,178,264	$6,117,452	$5,603,447	$5,637,279

Loans as a % of deposits	88.2%	89.9%	97.4%	101.2%	106.7%
Deposits as a % of total funding	86.1%	86.0%	82.4%	79.1%	75.4%
Borrowings as a % of total funding	13.9%	14.0%	17.6%	20.9%	24.6%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$545,746	$518,828	$487,710	$419,138	$321,824
Interest-bearing demand	1,923,184	1,752,699	1,561,135	1,264,151	1,134,420
Savings	1,105,481	1,075,122	1,025,245	906,597	848,950
Certificates of deposit	1,508,494	1,658,277	1,775,189	1,773,257	1,833,081
Total retail deposits	5,082,905	5,004,926	4,849,279	4,363,143	4,138,275
Depositor sweep accounts	-	-	-	5,736	6,706
Total retail funding	5,082,905	5,004,926	4,849,279	4,368,879	4,144,981

Wholesale funding:
Certificates of deposit (listing service)	$32,952	$43,112	$57,251	$35,760	$33,608
Certificates of deposit (brokered)	258,595	264,575	133,382	31,379	81,371
Total wholesale deposits	291,547	307,687	190,633	67,139	114,979
FHLB advances	865,763	865,651	1,077,540	1,167,429	1,177,319
Overnight borrowings	-	-	-	-	200,000
Total wholesale funding	1,157,310	1,173,338	1,268,173	1,234,568	1,492,298

Total funding	$6,240,215	$6,178,264	$6,117,452	$5,603,447	$5,637,279

Retail funding as a % of total funding	81.5%	81.0%	79.3%	78.0%	73.5%
Wholesale funding as a % of total funding	18.5%	19.0%	20.7%	22.0%	26.5%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
Except Per Share Data, Unaudited)	2021	2020	2020	2020	2020
Interest income
Loans	$49,307	$49,466	$52,180	$46,192	$46,603
Taxable investment securities	7,891	7,707	7,336	9,769	10,526
Tax-exempt investment securities	410	433	454	487	547
Other interest-earning assets	705	787	914	903	1,100
Total interest income	58,313	58,393	60,884	57,351	58,776

Interest expense
Deposits	6,670	8,647	11,062	12,439	14,768
Borrowings	4,012	5,193	5,660	4,462	6,398
Total interest expense	10,682	13,840	16,722	16,901	21,166
Net interest income	47,631	44,553	44,162	40,450	37,610
Provision for (reversal of) credit losses	1,126	(1,365)	4,059	174	6,270
Net interest income after provision for (reversal of) credit losses	46,505	45,918	40,103	40,276	31,340

Non-interest income
Fees and service charges	1,325	1,896	1,076	1,696	1,338
Gain (loss) on sale and call of securities	18	813	(377)	19	2,234
Gain on sale of loans	943	2,378	1,890	1,348	565
Income from bank owned life insurance	1,530	1,596	1,596	1,537	1,532
Electronic banking fees and charges	456	404	405	325	309
Bargain purchase gain	-	-	3,053	-	-
Other income	1,194	67	90	77	223
Total non-interest income	5,466	7,154	7,733	5,002	6,201

Non-interest expense
Salaries and employee benefits	16,965	17,081	16,977	15,527	15,537
Net occupancy expense of premises	3,433	3,120	3,122	2,688	2,685
Equipment and systems	3,823	3,902	3,570	2,948	2,672
Advertising and marketing	567	513	500	751	612
Federal deposit insurance premium	488	490	472	286	-
Directors' compensation	748	748	748	769	771
Merger-related expenses	-	-	4,349	447	285
Debt extinguishment expenses	-	796	-	-	2,156
Other expense	3,792	3,860	3,835	3,475	3,344
Total non-interest expense	29,816	30,510	33,573	26,891	28,062
Income before income taxes	22,155	22,562	14,263	18,387	9,479
Income taxes	5,732	5,614	2,884	4,698	225
Net income	$16,423	$16,948	$11,379	$13,689	$9,254

Net income per common share (EPS)
Basic	$0.20	$0.20	$0.13	$0.17	$0.11
Diluted	$0.20	$0.20	$0.13	$0.17	$0.11

Dividends declared
Cash dividends declared per common share	$0.09	$0.08	$0.08	$0.08	$0.08
Cash dividends declared	$7,205	$6,706	$6,917	$6,449	$6,479
Dividend payout ratio	43.9%	39.6%	60.8%	47.1%	70.0%

Weighted average number of common shares outstanding
Basic	80,673	85,120	86,008	80,678	81,339
Diluted	80,690	85,123	86,009	80,680	81,358

	For the three months ended
Average Balance Sheet Data	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands, Unaudited)	2021	2020	2020	2020	2020
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,816,592	$4,871,268	$4,958,293	$4,567,229	$4,503,996
Taxable investment securities	1,674,223	1,544,095	1,350,511	1,369,014	1,406,973
Tax-exempt investment securities	73,573	79,044	82,603	89,263	101,771
Other interest-earning assets	169,291	266,114	247,543	141,964	104,241
Total interest-earning assets	6,733,679	6,760,521	6,638,950	6,167,470	6,116,981
Non-interest-earning assets	617,440	632,084	624,252	605,876	598,335
Total assets	$7,351,119	$7,392,605	$7,263,202	$6,773,346	$6,715,316

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,831,617	$1,683,222	$1,464,238	$1,189,044	$1,112,080
Savings	1,084,981	1,058,675	1,006,075	876,580	838,501
Certificates of deposit	1,904,234	1,899,406	1,988,689	1,879,039	2,004,785
Total interest-bearing deposits	4,820,832	4,641,303	4,459,002	3,944,663	3,955,366
Borrowings:
Federal Home Loan Bank advances	865,690	1,057,958	1,130,836	1,202,522	1,208,627
Other borrowings	-	-	3,568	96,770	87,072
Total borrowings	865,690	1,057,958	1,134,404	1,299,292	1,295,699
Total interest-bearing liabilities	5,686,522	5,699,261	5,593,406	5,243,955	5,251,065
Non-interest-bearing liabilities:
Non-interest-bearing deposits	525,018	502,479	479,141	380,067	317,530
Other non-interest-bearing liabilities	57,018	73,683	79,620	72,007	55,456
Total non-interest-bearing liabilities	582,036	576,162	558,761	452,074	372,986
Total liabilities	6,268,558	6,275,423	6,152,167	5,696,029	5,624,051
Stockholders' equity	1,082,561	1,117,182	1,111,035	1,077,317	1,091,265
Total liabilities and stockholders' equity	$7,351,119	$7,392,605	$7,263,202	$6,773,346	$6,715,316

Average interest-earning assets to average interest-bearing liabilities	118.41%	118.62%	118.69%	117.61%	116.49%

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Performance Ratio Highlights	2021	2020	2020	2020	2020
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.09%	4.06%	4.21%	4.05%	4.14%
Taxable investment securities	1.89%	2.00%	2.17%	2.85%	2.99%
Tax-exempt investment securities (1)	2.23%	2.19%	2.20%	2.18%	2.15%
Other interest-earning assets	1.67%	1.18%	1.48%	2.54%	4.22%
Total interest-earning assets	3.46%	3.45%	3.67%	3.72%	3.84%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.34%	0.47%	0.60%	0.72%	1.17%
Savings	0.21%	0.33%	0.57%	0.81%	0.85%
Certificates of deposit	0.96%	1.22%	1.50%	1.82%	1.94%
Total interest-bearing deposits	0.55%	0.75%	0.99%	1.26%	1.49%
Borrowings:
Federal Home Loan Bank advances	1.85%	1.96%	2.00%	1.47%	2.03%
Other borrowings	0.00%	0.00%	0.04%	0.13%	1.17%
Total borrowings	1.85%	1.96%	2.00%	1.37%	1.98%
Total interest-bearing liabilities	0.75%	0.97%	1.20%	1.29%	1.61%

Interest rate spread (2)	2.71%	2.48%	2.47%	2.43%	2.23%
Net interest margin (3)	2.83%	2.64%	2.66%	2.62%	2.46%

Non-interest income to average assets (annualized)	0.30%	0.39%	0.43%	0.30%	0.37%
Non-interest expense to average assets (annualized)	1.62%	1.65%	1.85%	1.59%	1.67%

Efficiency ratio (4)	56.15%	59.01%	64.69%	59.16%	64.05%

Return on average assets (annualized)	0.89%	0.92%	0.63%	0.81%	0.55%
Return on average equity (annualized)	6.07%	6.07%	4.10%	5.08%	3.39%
Return on average tangible equity (annualized) (5)	7.57%	7.52%	5.08%	6.35%	4.23%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
Except Per Share Data, Unaudited)	2021	2020	2020	2020	2020
Adjusted net income:
Net income (GAAP)	$16,423	$16,948	$11,379	$13,689	$9,254
Non-recurring transactions - net of tax:
Bargain purchase gain	-	-	(3,053)	-	-
Provision for credit losses on non-PCD loans	-	-	3,563	-	-
Merger-related expenses	-	-	3,123	426	269
Branch consolidation expenses	264	243	-	-	-
Net effect of sales and calls of securities	(13)	(571)	-	-	(1,575)
Debt extinguishment expenses	-	559	-	-	1,520
Reversal of income tax valuation allowance	-	(523)	-	-	(591)
Tax benefit arising from adoption of the CARES Act provisions	-	-	-	-	(1,624)
Net effect of sales of other assets	(587)	-	-	-	-
Net income (non-GAAP)	$16,087	$16,656	$15,012	$14,115	$7,253

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$16,423	$16,948	$11,379	$13,689	$9,254
Adjustments to net income (GAAP):
Provision for income taxes	5,732	5,614	2,884	4,698	225
Provision for (reversal of) credit losses	1,126	(1,365)	4,059	174	6,270
Pre-tax, pre-provision net revenue (non-GAAP)	$23,281	$21,197	$18,322	$18,561	$15,749

Adjusted earnings per share:
Weighted average common shares - basic	80,673	85,120	86,008	80,678	81,339
Weighted average common shares - diluted	80,690	85,123	86,009	80,680	81,358

Earnings per share - basic (GAAP)	$0.20	$0.20	$0.13	$0.17	$0.11
Earnings per share - diluted (GAAP)	$0.20	$0.20	$0.13	$0.17	$0.11

Adjusted earnings per share - basic (non-GAAP)	$0.20	$0.20	$0.17	$0.17	$0.09
Adjusted earnings per share - diluted (non-GAAP)	$0.20	$0.20	$0.17	$0.17	$0.09

Adjusted return on average assets:
Total average assets	$7,351,119	$7,392,605	$7,263,202	$6,773,346	$6,715,316

Return on average assets (GAAP)	0.89%	0.92%	0.63%	0.81%	0.55%
Adjusted return on average assets (non-GAAP)	0.88%	0.90%	0.83%	0.83%	0.43%

Adjusted return on average equity:
Total average equity	$1,082,561	$1,117,182	$1,111,035	$1,077,317	$1,091,265

Return on average equity (GAAP)	6.07%	6.07%	4.10%	5.08%	3.39%
Adjusted return on average equity (non-GAAP)	5.94%	5.96%	5.40%	5.24%	2.66%

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
Except Per Share Data, Unaudited)	2021	2020	2020	2020	2020
Adjusted return on average tangible equity:
Total average equity	$1,082,561	$1,117,182	$1,111,035	$1,077,317	$1,091,265
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(4,045)	(4,317)	(4,341)	(4,124)	(4,408)
	$867,621	$901,970	$895,799	$862,298	$875,962

Return on average tangible equity (non-GAAP)	7.57%	7.52%	5.08%	6.35%	4.23%
Adjusted return on average tangible equity (non-GAAP)	7.42%	7.39%	6.70%	6.55%	3.31%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$29,816	$30,510	$33,573	$26,891	$28,062
Non-recurring transactions:
Merger-related expenses	-	-	(4,349)	(447)	(285)
Branch consolidation expenses	(375)	(347)	-	-	-
Debt extinguishment expenses	-	(796)	-	-	(2,156)
Non-interest expense (non-GAAP)	$29,441	$29,367	$29,224	$26,444	$25,621

Non-interest expense ratio (GAAP)	1.62%	1.65%	1.85%	1.59%	1.67%
Adjusted non-interest expense ratio (non-GAAP)	1.60%	1.59%	1.61%	1.56%	1.53%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,441	$29,367	$29,224	$26,444	$25,621

Net interest income (GAAP)	$47,631	$44,553	$44,162	$40,450	$37,610
Total non-interest income (GAAP)	5,466	7,154	7,733	5,002	6,201
Non-recurring transactions:
Net effect of sales and calls of securities	(18)	(813)	-	-	(2,234)
Bargain purchase gain	-	-	(3,053)	-	-
Net effect of sales of other assets	(837)	-	-	-	-
Total revenue (non-GAAP)	$52,242	$50,894	$48,842	$45,452	$41,577

Efficiency ratio (GAAP)	56.15%	59.01%	64.69%	59.16%	64.05%
Adjusted efficiency ratio (non-GAAP)	56.36%	57.70%	59.83%	58.18%	61.62%